UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BNB Standard Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BNB STANDARD CORPORATION
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(303) 993-5271
October 28, 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of BNB Standard Corporation (formerly known as CEA Industries Inc., the “Company,” “we,” or “us”) to be held on December 4, 2026, at 12:00 p.m. Eastern Time. The Special Meeting will be a virtual stockholder meeting and you will be able to participate in the Special Meeting via live webcast by visiting www.virtualshareholdermeeting.com/BNC2026. You must enter the control number found on your proxy card or voting instruction form. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. There will not be an option to attend the meeting in person.

Attached to this letter are a Notice of Special Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Special Meeting. We urge you to read this information carefully.

Your vote is important to us. Whether or not you plan to attend the Special Meeting, and regardless of the number of shares of the Company that you own, it is important that your shares be represented and voted. Please vote by telephone, electronically over the Internet, or by returning your signed proxy card in the envelope provided. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. If you decide to attend the Special Meeting, you will still be able to vote online during the Special Meeting, even if you previously submitted your proxy.

On behalf of the Board of Directors of the Company, we thank you for your participation.

Sincerely yours,

/s/ Carly E. Howard
Chair of the Board of Directors

BNB STANDARD CORPORATION
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(303) 993-5271
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 4, 2026

To the Stockholders of BNB Standard Corporation:

A Special Meeting of Stockholders (the “Special Meeting”) of BNB Standard Corporation (formerly known as CEA Industries Inc., the “Company,” “we” or “our”) will be held on December 4, 2026, at 12:00 p.m. Eastern Time, by virtual meeting at www.virtualshareholdermeeting.com/BNC2026, and at any adjournment or postponement thereof.

The Special Meeting is being held for the following purposes:

1.    To vote on the approval of the CEA Industries Inc. 2025 Equity Incentive Plan; and
2.    To vote on the approval of the BNB Standard Corporation 2026 Equity Incentive Plan.

The accompanying Proxy Statement describes each of these items of business in detail. Only stockholders of record at the close of business on October 8, 2026, the record date, are entitled to receive notice of, attend and vote at the Special Meeting or any continuation, postponement or adjournment thereof. Voting instructions are included in the accompanying Proxy Statement. Any stockholder attending the Special Meeting may vote at the Special Meeting even if he, she or it previously submitted a proxy. If your shares of common stock are held by a bank, broker, trustee or other nominee or agent, please follow the instructions from your bank, broker, trustee or other nominee or agent to have your shares voted.

Whether or not you expect to attend the Special Meeting, we encourage you to read the Proxy Statement and vote on the Internet or submit your proxy card as soon as possible.

By Order of the Board of Directors,

/s/ Carly E. Howard
Chair of the Board of Directors
October 28, 2026

This Notice of Special Meeting and Proxy Statement are first being distributed or made available to our stockholders, as the case may be, on or about October 28, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on December 4, 2026: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

BNB STANDARD CORPORATION
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(303) 993-5271
PROXY STATEMENT
Special Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (“Board”) of BNB Standard Corporation (formerly known as CEA Industries Inc., the “Company,” “we,” “us” or “our”) for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on December 4, 2026, at 12:00 p.m. Eastern Time, by virtual meeting at www.virtualshareholdermeeting.com/BNC2026, and at any adjournment or postponement thereof.

Effective September 29, 2026, the Company changed its name from CEA Industries Inc. to BNB Standard Corporation. The Company’s common stock continues to trade on The Nasdaq Capital Market under the symbol “BNC.” References in this Proxy Statement to the Company include the Company under its former name.

This Proxy Statement and the accompanying proxy card are first being made available to stockholders on or about October 28, 2026. This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026, filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2026 (the “2026 Annual Report”), are available on www.proxyvote.com.

We encourage you to vote your shares by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the approval of the CEA Industries Inc. 2025 Equity Incentive Plan (Proposal 1) and the BNB Standard Corporation 2026 Equity Incentive Plan (Proposal 2).

To vote your shares by telephone or internet, you may use the following: the web address for voting is www.proxyvote.com (before the Special Meeting up until 11:59 p.m. Eastern Time, December 3, 2026) and www.virtualshareholdermeeting.com/BNC2026 (during the Special Meeting) and to vote by phone call 1-800-690-6903. When you vote by telephone, use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, December 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to vote on the following proposals:

1.    Approve the CEA Industries Inc. 2025 Equity Incentive Plan; and

2.    Approve the BNB Standard Corporation 2026 Equity Incentive Plan.

Background of the Special Meeting

At the Company’s 2026 Special Meeting in Lieu of Annual Meetings of Stockholders held on July 22, 2026 (the “July Meeting”), stockholders voted on, among other things, proposals to approve the CEA Industries Inc. 2025 Equity Incentive Plan (the “July Meeting 2025 Plan Proposal”) and the CEA Industries Inc. 2026 Equity Incentive Plan (now being resubmitted as the BNB Standard Corporation 2026 Equity Incentive Plan) (the “July Meeting 2026 Plan Proposal”). Neither proposal was approved.

Section I.07 of the Company's Amended and Restated Bylaws, as then in effect, required the affirmative vote of a majority of the shares represented at the July Meeting and entitled to vote thereat to approve such proposals (the "Former Bylaw Voting Standard"). The Former Bylaw Voting Standard was originally adopted when the Company was a private company and had not been modified since that time. Under the Former Bylaw Voting Standard, abstentions and broker non-votes had the same effect as votes against a proposal. A broker non-vote occurs when a broker holding shares for a beneficial owner is represented at the meeting but has no authority to vote those shares on a non-routine matter, such as approval of an equity plan, because the beneficial owner has not given voting instructions. A total of 24,686,501 shares were represented at the July Meeting, so approval of each plan proposal required the affirmative vote of at least 12,343,251 shares. Of the shares represented, 5,994,506, or approximately 24.3%, were broker non-votes on each plan proposal.

The July Meeting 2026 Plan Proposal received 10,545,185 votes for and 7,241,066 votes against, with 905,744 abstentions and 5,994,506 broker non-votes. Excluding the broker non-votes, 18,691,995 shares were represented and entitled to vote on the proposal, and the 10,545,185 votes for it were approximately 56.4% of those shares. The July Meeting 2026 Plan Proposal therefore would have been approved at the July Meeting if broker non-votes had not had the effect of votes against it, even with abstentions counted as votes against.

The July Meeting 2025 Plan Proposal received 5,979,996 votes for and 12,705,550 votes against, with 6,449 abstentions and 5,994,506 broker non-votes. Excluding the broker non-votes, 18,691,995 shares were represented and entitled to vote on the proposal, and the 5,979,996 votes for it were approximately 32.0% of those shares. The July Meeting 2025 Plan Proposal therefore would not have been approved at the July Meeting even if broker non-votes had not had the effect of votes against it, regardless of whether abstentions counted as votes against.

On October 2, 2026, the Board adopted amended and restated bylaws (as amended and restated, the "Bylaws"). Under the Bylaws, except for the election of directors and unless a different vote is required by law, the Articles of Incorporation or the Bylaws, a matter submitted to stockholders at a meeting at which a quorum is present is approved if the votes cast in favor of the matter exceed the votes cast opposing it. Abstentions and broker non-votes are not votes cast. As a result, and unlike at the July Meeting, abstentions and broker non-votes will have no effect on the outcome of either proposal. Among other changes, the Bylaws reduced the quorum for meetings of stockholders from a majority of the outstanding shares entitled to vote, present in person or represented by proxy, to one-third of the voting power of the outstanding shares entitled to vote. The Bylaws are filed as Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the SEC on October 6, 2026.

As a result of the foregoing, the Company is resubmitting the 2026 Plan (as defined herein) because it would have been approved at the July Meeting under the voting standard now in effect under the Bylaws. After the July Meeting, the Board continued its search for qualified personnel, including a new Chief Executive Officer and independent director. As that search progressed, the Board concluded that the 2,400,000 shares originally reserved under the 2026 Plan would not be sufficient to recruit qualified personnel while also meeting the Company’s other equity compensation needs. Digital asset treasury companies are a recently established category of public company, and only a limited range of executive compensation data for those companies was publicly available when the original reserve was sized. As more data became available, the Compensation Committee’s independent compensation consultant expanded its analysis to a broader group of public digital asset companies, and the updated results indicated that a larger reserve was needed. On the recommendation of the Compensation Committee, the Board amended the 2026 Plan to, among other things, increase the number of shares reserved for issuance from 2,400,000 to 3,801,989, as described under Proposal 2.

The 2025 Plan (as defined herein) would not have been approved at the July Meeting under the voting standard now in effect under the Bylaws. The July Meeting 2025 Plan Proposal received the affirmative vote of approximately 32.0% of the votes cast for or against the proposal at the July Meeting and would not have been approved even if broker non-votes and abstentions had not had the effect of a vote against it. The Company is presenting the 2025 Plan again because the restricted stock unit (“RSU”) agreements granted under it require the Company to submit it to stockholders twice. This is the second and final time the 2025 Plan will be submitted to stockholders.

The Board recommends that stockholders vote “FOR” the approval of the 2026 Plan. The Board, as currently constituted, makes no recommendation with respect to the approval of the 2025 Plan. The Board, as constituted on July 27, 2025, when it adopted the 2025 Plan and approved the awards granted under it, recommended a vote “FOR” the approval of the 2025 Plan; no member of that Board still serves on the current Board.

Of the 524,999 RSUs approved under the 2025 Plan, 485,624, or approximately 92.5%, were granted to persons who no longer serve the Company: 262,499 RSUs to four former directors and 223,125 RSUs to the Company’s former President and Chief Executive Officer. The remaining 39,375 RSUs were granted to one non-executive employee. The awards vest in full on the day after stockholder approval of the 2025 Plan and are not subject to any further service requirement. If the 2025 Plan is not approved, the 2025 Plan will not become effective and the awards previously approved thereunder will not vest and will not be implemented in accordance with their terms.

Record Date and Voting Securities

You may vote your shares at the Special Meeting only if you were a stockholder of record at the close of business on October 8, 2026 (the “Record Date”). On the Record Date, there were 48,773,114 shares of the Company’s common stock issued and outstanding. The holders of common stock are entitled to one vote per each share of common stock.

Quorum Required

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, online or by proxy, of the holders of one-third of the voting power of the outstanding shares of common stock entitled to vote as of the Record Date will constitute a quorum. Abstentions and broker non-votes, if any, will be treated as shares present for quorum purposes. Because neither proposal to be voted on at the Special Meeting is a routine matter on which brokers may have discretionary authority to vote, we do not expect any broker non-votes, and uninstructed shares held in street name will not be represented at the Special Meeting or counted toward the quorum. On the Record Date, there were 48,773,114 shares of common stock entitled to vote. Thus, 16,257,705 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Votes cast by proxy or online during the Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. The inspector of election will determine whether or not a quorum is present at the Special Meeting.

If a quorum is not present at the Special Meeting, the chair of the Special Meeting, or a majority of the shares represented at the Special Meeting, may adjourn the Special Meeting from time to time until a quorum is present, as provided in the Bylaws.

Voting by Stockholders of Record

If you are a stockholder of record, you may vote in any of the following ways:

•Via the Internet
◦Before the Special Meeting – You may vote by proxy via the Internet at www.proxyvote.com until 11:59 p.m. Eastern Time on December 3, 2026. Have your proxy card in hand when you access the website and follow the instructions.
◦During the Special Meeting – You may attend the Special Meeting, vote and submit questions at www.virtualshareholdermeeting.com/BNC2026 by entering the 16-digit control number included on your proxy card.
•By Telephone – You may vote by calling 1-800-690-6903 from any touch-tone telephone until 11:59 p.m. Eastern Time on December 3, 2026. Have your proxy card in hand when you call and follow the instructions.
•By Mail – Mark, sign and date your proxy card and return it in the postage-paid envelope provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received before the Special Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote your shares on your behalf. Authorizing a proxy will not limit your right to attend the Special Meeting and vote your shares online during the Special Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions unless you revoke it. If you sign and return your proxy card without indicating voting instructions, the proxy card directs the proxy holders to vote your shares, by default, "FOR" Proposal 1 and "FOR" Proposal 2. We urge you to mark “FOR,” “AGAINST” or “ABSTAIN” on each proposal so that your shares are voted as you intend. If you vote by telephone or over the Internet, you will be asked to enter the 16-digit control number printed on your proxy card. This number confirms your identity, gives you access to the voting sites and confirms that your instructions have been properly recorded.

Submitting Voting Instructions for Shares Held Through a Broker or Other Nominee

If you hold your shares through a broker, bank, trustee or other nominee (that is, in street name), you should follow the voting instructions you receive from your broker, bank, trustee or other nominee. You may also attend the Special Meeting, vote and submit questions at www.virtualshareholdermeeting.com/BNC2026 by entering the 16-digit control number included on your voting instruction form. If your voting instruction form does not include a 16-digit control number, contact your broker, bank, trustee or other nominee as soon as possible, and in any event before December 3, 2026, for instructions on how to attend and vote at the Special Meeting.

Abstentions and Broker Non-Votes

A proxy may indicate that the shares it represents are to abstain on a proposal. Shares that abstain are counted as present for purposes of determining a quorum. Under the Bylaws, abstentions are not votes cast and will have no effect on the outcome of either proposal.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner is represented at a meeting but does not vote on a proposal because it has no discretionary authority to vote on that matter and has not received instructions from the beneficial owner. Nominees may vote uninstructed shares on routine matters but not on non-routine matters. We believe that each proposal to be voted on at the Special Meeting, the approval of the 2025 Plan (Proposal 1) and the approval of the 2026 Plan (Proposal 2), is a non-routine matter. Your broker, bank or other nominee therefore will not have discretionary authority to vote your shares on either proposal. Because no routine matter is to be voted on at the Special Meeting, we do not expect any broker non-votes. If you hold your shares in street name and do not give voting instructions, your shares will not be voted and will not be counted toward the quorum. It is important that you instruct your broker, bank or other nominee how to vote your shares so that we can achieve a quorum and conduct the business of the Special Meeting.

How can I attend and vote at the Special Meeting?

The Special Meeting will be held entirely online via live audio webcast. In structuring our virtual Special Meeting, our goal is to enhance stockholder participation. We have designed the virtual Special Meeting to provide stockholders with substantially the same opportunities to participate as if the Special Meeting were held in person and we believe the virtual Special Meeting accomplishes this goal. We aim to provide a consistent experience to all stockholders regardless of their geographic location. Any record stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/BNC2026 using the 16-digit control number printed on your proxy card.

If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee or agent to obtain a valid proxy if you plan on voting your shares during the Special Meeting and a 16-digit control number to attend the Special Meeting, or otherwise vote through the broker, bank, trustee or other nominee or agent. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/BNC2026 and entering the 16-digit control number obtained through your broker, bank, trustee or other nominee or agent.

The Special Meeting webcast will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the Special Meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

The virtual Special Meeting platform is fully supported across browsers (Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting.

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BNC2026 on the day of the Special Meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Special Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us during the Special Meeting so they can ask questions of our Board or management. During the live Q&A session of the Special Meeting, we may answer questions as they come in to the extent relevant to the business of the Special Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Special Meeting via live audio webcast, submit their questions during the Special Meeting and vote their shares electronically at the Special Meeting.

Questions pertinent to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or suggestions for technology innovations or product introductions, are not pertinent to Special Meeting matters and therefore will not be answered. We have designed the format of the virtual Special Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual Special Meeting website?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting live audio webcast. Please be sure to check in by 11:45 a.m. Eastern Time on December 4, 2026 (15 minutes prior to the start of the Special Meeting is recommended), the day of the Special Meeting, so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or Special Meeting time, please call 888-986-0822 (US) or 303-562-9302 (International).

Revoking Your Proxy

Stockholders of record who execute proxies may revoke them at any time before they are voted by filing with the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date, by voting their shares by telephone or electronically via the Internet, or by attending the Special Meeting and voting online during the Special Meeting. Only the latest dated proxy submitted will be counted.

If you hold shares of common stock through a broker or other nominee, you must follow the instructions you receive from your broker or other nominee in order to revoke your voting instructions. Attending the Special Meeting does not revoke your proxy unless you vote online during the Special Meeting using the 16-digit control number included on your voting instruction form.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing paper copies of this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and the proxy card. We have requested that brokers and other nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners.

Officers, directors, and employees of the Company also may actively solicit proxies personally on behalf of the Company. They will not be paid any additional compensation for soliciting proxies. The Company may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The cost of soliciting proxies will be borne by the Company.

The Company has engaged Alliance Advisors, LLC to provide proxy advisory and vote monitoring services in connection with the Special Meeting and may also use Alliance to solicit proxies. The Company anticipates paying Alliance fees of approximately $14,000, plus reimbursement of reasonable out-of-pocket expenses incurred in connection therewith. Alliance may solicit proxies by mail, telephone, email and personal contact. The Company has agreed to indemnify Alliance and its related persons against certain losses, damages, expenses, liabilities and claims arising out of or related to Alliance’s services, except those resulting from Alliance’s willful misconduct.

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Special Meeting.

Voting

The holders of common stock are entitled to vote on all matters presented to the stockholders at the Special Meeting. There are no other classes of voting securities of the Company outstanding.

All votes will be tabulated by the inspector of elections appointed for the Special Meeting, who will tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and shares that are voted by brokers as to any matter considered at the Special Meeting will be included in determining if a quorum is present or represented at the Special Meeting. Shares held for you by a broker may be voted only if the broker receives voting instructions from you, because each of the proposals at the Special Meeting is non-routine. The effects of broker non-votes and abstentions on the proposals to be brought before the Special Meeting are discussed below.

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions and Broker Non-Votes
Proposal 1 – Approval of the CEA Industries Inc. 2025 Equity Incentive Plan.	Votes cast in favor of the proposal must exceed the votes cast opposing it.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

Proposal 2 – Approval of the BNB Standard Corporation 2026 Equity Incentive Plan.	Votes cast in favor of the proposal must exceed the votes cast opposing it.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

If any other matter incident to the conduct of the Special Meeting is properly presented, the shares represented by a proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Special Meeting.

What are the recommendations of the Board?

Our Board recommends that you vote “FOR” the approval of the BNB Standard Corporation 2026 Equity Incentive Plan (Proposal 2). The Board, as currently constituted, makes no recommendation with respect to the approval of the CEA Industries Inc. 2025 Equity Incentive Plan (Proposal 1). The Board, as constituted on July 27, 2025, when it adopted the 2025 Plan and approved the awards granted under it, recommended a vote “FOR” the approval of the 2025 Plan; no member of that Board still serves on the current Board.

Stockholders Sharing the Same Address – “Householding”

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your bank or broker, direct your written request to BNB Standard Corporation, 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027, Attention: Investor Relations, or contact Investor Relations by email at info@bnbstandard.com or by phone at (303) 993-5271. We will promptly deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy was delivered, upon written or oral request. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Forward-Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of the U.S. federal securities laws, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these statements by words such as “believe,” “expect,” “may,” “should,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. Forward-looking statements in this proxy statement include statements regarding the Company’s anticipated equity compensation needs, the expected duration of the share reserve under the 2026 Plan, the CEO Award and the vesting of awards based on future performance, future grants under the Company’s equity plans, and the Company’s leadership and management structure. These statements speak only as of the date of this proxy statement. They are based on our current expectations and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. Important factors that could cause such differences include, among others: volatility in the market price of BNB and of our common stock, which affects the number of shares needed to deliver award value and whether performance-based vesting conditions are met; changes in the number of shares outstanding, including from share repurchases or equity financings; our ability to manage our leadership transition and to attract, integrate and retain senior management; our ability to appoint an additional independent director within the deadlines under our cooperation agreement with YZiLabs; the outcome of the litigation relating to our Asset Management Agreement; the previously disclosed material weakness in our internal control over financial reporting; our continued compliance with Nasdaq listing requirements; shareholder activism; and whether stockholders approve the proposals described in this proxy statement. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those described in Item 1A of the 2026 Annual Report, our subsequent Quarterly Reports on Form 10-Q and our other filings with the SEC.

PROPOSAL 1

APPROVAL OF THE CEA INDUSTRIES INC. 2025 EQUITY INCENTIVE PLAN

On July 27, 2025, the Board, as constituted on July 27, 2025, adopted the CEA Industries Inc. 2025 Equity Incentive Plan (the “2025 Plan”), subject to stockholder approval. The 2025 Plan was submitted to stockholders at the July Meeting and was not approved. The Company is resubmitting the 2025 Plan in accordance with the terms of the RSU agreements granted under the 2025 Plan, which require the Board to submit the 2025 Plan to stockholders for approval twice. This is the second and final time the 2025 Plan will be submitted to stockholders.

The 2025 Plan was adopted during a period of significant corporate activity for the Company, including the completion of the Company’s private investment in public equity (“PIPE”) financing and related leadership retention and transition initiatives. In connection with these activities, the Board, as then constituted, determined that it was important to establish an equity compensation program that would support the retention of personnel and further align the interests of executives, directors and employees with those of the Company’s stockholders.

The 2025 Plan reserved 525,000 shares of the Company’s common stock for issuance pursuant to awards granted thereunder. In connection with the adoption of the 2025 Plan, the Board approved RSU awards covering an aggregate of 524,999 shares for certain executives, directors and employees. These awards were approved subject to stockholder approval of the 2025 Plan.

Of the 524,999 RSUs approved under the 2025 Plan, 485,624, or approximately 92.5%, were granted to persons who no longer serve the Company: 262,499 RSUs to four former directors and 223,125 RSUs to the Company’s former President and Chief Executive Officer. The remaining 39,375 RSUs were granted to one non-executive employee. The awards vest in full on the day after stockholder approval of the 2025 Plan and are not subject to any further service requirement. If the 2025 Plan is not approved, the 2025 Plan will not become effective and the awards previously approved thereunder will not vest and will not be implemented in accordance with their terms.

Summary of the 2025 Equity Incentive Plan

Below is a summary of certain terms of the 2025 Plan, which is qualified in its entirety by reference to the text of the 2025 Plan, a copy of which is attached to this proxy statement as Exhibit A.

Types of Awards. Although the 2025 Plan provides for the grant of several types of awards, the only type of award that has been granted subject to stockholder approval as explained above is RSU awards. The 2025 Plan was not approved by stockholders within 12 months after its adoption by the Board on July 27, 2025. As a result, no incentive stock options may be granted under the 2025 Plan.

Administration. The 2025 Plan is administered by the Board or a committee of the Board, which may in turn delegate administrative authority to one or more officers, managers or committees.

Eligibility. RSUs could have been granted to employees, directors and consultants and others that provide services to the Company. Two employees and four non-employee directors of the Company received RSU awards subject to stockholder approval as set forth in the New Plan Benefits table below.

Restricted Stock Unit Awards. Each RSU award that has been granted under the 2025 Plan vests on the day immediately after the 2025 Plan is approved by the stockholders of the Company and is settled in shares. As of October 21, 2026, the closing price of a share of our Common Stock on Nasdaq was $5.70.

Termination of the 2025 Plan. The Board may terminate or amend the 2025 Plan. The Board has determined that no additional equity awards will be granted under the 2025 Plan.

Material U.S. Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the 2025 Plan generally applicable to us and to participants in the 2025 Plan who are subject to U.S. federal taxes and received RSU awards subject to stockholder approval. This summary is provided only for general information and is not intended as tax advice, particularly not to participants, who should consult their own tax advisors.

Upon vesting of the RSU award, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares at such time. The Company will generally be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Code. The Company is authorized to deduct or withhold from any award granted or require a participant to remit to the Company, the amount of any withholding taxes due in respect of the award and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.

New Plan Benefits Table

The following table shows the RSUs granted under the 2025 Plan subject to stockholder approval, and their dollar value, for each of the following: our named executive officers for the fiscal year ended April 30, 2026; our current executive officers as a group; our current directors who are not executive officers as a group; our former directors as a group; and all employees, including current officers who are not executive officers, as a group.

NEW PLAN BENEFITS
2025 Equity Incentive Plan

Name and position	Dollar value ($)(1)	Number of restricted stock units
David Namdar, Former Chief Executive Officer	$—	—

Anthony K. McDonald, Former President and Chief Executive Officer; Former Board Chair	$1,271,813	223,125

William B. (Brent) Miller, Chief Financial Officer	$—	—

Current Executive Officers as a Group	$—	—

Current Directors Who Are Not Executive Officers as a Group	$—	—

Former Directors as a Group (2)	$1,496,244	262,499

All Employees, Including Current Officers Who Are Not Executive Officers, as a Group	$224,438	39,375
(1) Valued at the closing market price of the Company's publicly-traded common stock on October 21, 2026 ($5.70 per share).
(2) Includes the following former directors: Mr. Etten (119,669 RSUs), Mr. Mariathasan (40,533 RSUs), Mr. Shipley (96,507 RSUs), and Mr. Tarallo (5,790 RSUs).

Vote Required and Board’s Recommendation
The 2025 Plan will be approved if the votes cast in favor of the proposal at the Special Meeting exceed the votes cast opposing it. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

THE BOARD OF DIRECTORS, AS CURRENTLY CONSTITUTED, MAKES NO RECOMMENDATION ON PROPOSAL 1.

THE BOARD OF DIRECTORS, AS CONSTITUTED ON JULY 27, 2025, RECOMMENDED THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2025 PLAN.

PROPOSAL 2
APPROVAL OF THE BNB STANDARD CORPORATION
2026 EQUITY INCENTIVE PLAN

On June 29, 2026, the Board adopted, subject to stockholder approval, the BNB Standard Corporation 2026 Equity Incentive Plan (the “2026 Plan”). The July Meeting 2026 Plan Proposal received the affirmative vote of approximately 59.3% of the votes cast for or against the proposal at the July Meeting and would have been approved if broker non-votes and abstentions had not had the effect of a vote against it.

On October 2, 2026, the Board adopted the Bylaws such that, except for the election of directors and unless a different vote is required by law, the Articles of Incorporation or the Bylaws, a matter submitted to stockholders at a meeting at which a quorum is present is approved if the votes cast in favor of the matter exceed the votes cast opposing it. As a result, and unlike the July Meeting, abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this proposal, as described under “Background of the Special Meeting.” The Board is requesting that stockholders approve the 2026 Plan to provide the Company with a long-term framework for granting equity-based compensation awards to employees, officers, directors and other eligible service providers.

On October 12 and October 26, 2026, upon the recommendation of the Compensation Committee, the Board amended the 2026 Plan to (i) increase the number of shares reserved for issuance from 2,400,000 to 3,801,989 and set the limit on shares issuable pursuant to incentive stock options at the same number, (ii) permit the Committee to delegate to the Chief Executive Officer authority to grant awards to employees and consultants who are not directors or officers subject to Section 16 of the Exchange Act, (iii) provide that shares tendered or withheld to satisfy tax withholding obligations on any award will not again become available for grant, (iv) provide for double-trigger vesting of awards in connection with a change in control, (v) clarify that the requirement that stockholders approve the 2026 Plan within 12 months after its adoption by the Board applies only to the grant of incentive stock options, (vi) reflect the Company’s new name, and (vii) permit an award agreement, or an employment agreement approved by the Committee, to specify the level of performance at which performance awards are deemed earned in a change in control. References in this Proxy Statement to the 2026 Plan are to the 2026 Plan as amended, which is attached as Exhibit B.

The Board believes that equity compensation is an important component of the Company’s overall compensation strategy. Equity-based awards align the interests of participants with those of stockholders by linking compensation opportunities to the long-term performance of the Company and the value of the Company’s common stock. Equity compensation also assists the Company in attracting, motivating and retaining qualified personnel while promoting a long-term ownership mindset and preserving cash resources.

The Board determined that a new equity incentive plan is necessary to support the Company’s future compensation needs. As of October 8, 2026, there are only 10,327 shares available left for grant under the Company’s existing 2017 Equity Incentive Plan and 2021 Equity Incentive Plan. If the 2026 Plan is approved, no additional grants will be made under either of those plans. The Company also maintains the 2026 Inducement Plan, which may be used only for awards that are a material inducement to an individual’s entering into employment with the Company under Nasdaq Listing Rule 5635(c)(4), and which will continue to be available. Of the 1,000,000 shares reserved under the 2026 Inducement Plan, 747,272 are subject to outstanding awards. These consist of 363,636 RSUs granted to Mr. Miller, the Company's Chief Financial Officer, on April 6, 2026; 363,636 RSUs granted on October 21, 2026 to Margaret Rosenfeld in connection with her appointment as the Company's Executive Vice President, Chief Strategy and Legal Officer and Corporate Secretary, as described below; and 20,000 RSUs granted on October 21, 2026 to the Company's Controller in connection with the Controller's hiring. The remaining 252,728 shares are available for future inducement awards. Future equity awards to continuing employees and directors would be made only from the 2026 Plan.

Accordingly, the Board adopted the 2026 Plan, which would authorize 3,801,989 shares of the Company’s common stock for issuance pursuant to awards granted under the 2026 Plan. Based on 48,773,114 shares of common stock outstanding as of October 21, 2026, the proposed share reserve would represent approximately 7.8% of the Company's outstanding common stock. As of October 21, 2026, the closing price of a share of our Common Stock on Nasdaq was $5.70.

In determining the size of the proposed share reserve, the Compensation Committee and Board considered several factors, including the Company’s anticipated future equity compensation needs, projected hiring and retention requirements, expected plan duration, historical grant practices, anticipated growth opportunities, potential stockholder dilution and market practices among comparable companies, including digital asset treasury companies, which were added to the analysis of the Compensation Committee's independent compensation consultant as executive compensation data for that recently established category of public company became available.

As described under “Background of the Special Meeting,” the Board increased the share reserve from the 2,400,000 shares proposed at the July Meeting for two related reasons. As the search for qualified personnel, including a new Chief Executive Officer and an independent director, progressed after the July Meeting, the Board concluded that the original reserve would not be sufficient to recruit qualified personnel while also meeting the Company’s other equity compensation needs. In addition, digital asset treasury companies are a recently established category of public company, and only a limited range of executive compensation data for those companies was publicly available when the original reserve was sized. As more data became available, the Compensation Committee’s independent compensation consultant expanded its analysis to a broader group of public digital asset companies, and the updated results indicated that a larger reserve was needed. The Chief Executive Officer’s initial award must also be made from the 2026 Plan. The Chief Executive Officer’s initial award must also be made from the 2026 Plan. Mr. Odagiu served as a director of the Company, and Interim President under a consulting agreement, before his appointment as Chief Executive Officer. Under Nasdaq Listing Rule 5635(c)(4), inducement awards are available only to individuals who were not previously employees or directors of the Company, or who are returning after a bona fide period of non-employment, so his award could not be made under the 2026 Inducement Plan and requires a stockholder-approved plan.

Pearl Meyer & Partners, LLC (“Pearl Meyer”), the Compensation Committee's independent compensation consultant, updated the analysis supporting the share reserve after the July Meeting. Pearl Meyer built a model of the Company’s expected equity needs over approximately the next two years. The model covered initial awards to newly hired executive officers, annual refresh awards to executive officers, and initial and annual awards to non-employee directors under the Non-Employee Director Compensation Policy, including director awards that have not been made since October 2025 because too few shares were available under the Company’s existing plans. Because director awards and officer refresh awards are denominated in dollars, Pearl Meyer ran the model at the then-current stock price and at a price one-third lower, and applied a 10% planning buffer. The updated analysis drew on a broader group of public digital asset treasury companies across all market capitalizations, together with software and financial technology companies of comparable size, both to size new-hire awards to executive officers and to compare the Company’s overall equity usage.

Based on that analysis, the Board approved capacity for new awards under the 2026 Plan and the 2026 Inducement Plan combined of approximately 9.1% of the Company’s outstanding common stock, or 4,438,353 shares. The 2026 Plan share reserve of 3,801,989 shares equals that amount less 636,364 shares under the 2026 Inducement Plan, consisting of 20,000 shares granted to the Company’s Controller, 363,636 shares granted to Ms. Rosenfeld, and 252,728 shares that remain available for future inducement awards.

CEO Award. On October 19, 2026, the Board appointed Alex Odagiu, a director of the Company who had served as its Interim President under a consulting agreement, as Chief Executive Officer and principal executive officer, effective that day. Mr. Odagiu’s employment agreement provides for an award under the 2026 Plan of restricted stock units equal to 2.5% of the shares of common stock outstanding at the close of business immediately before the grant date (the “CEO Award”). Based on the 48,773,114 shares outstanding on the Record Date, the CEO Award would cover 1,219,328 units. The Compensation Committee has approved the size and design of the CEO Award, including its vesting schedule and performance goals, and will grant it effective on the second business day after stockholders approve the 2026 Plan, when the Committee will fix the number of units under that formula. No part of the CEO Award will be granted unless stockholders approve the 2026 Plan. Mr. Odagiu abstained from the Board’s action on his appointment, his employment agreement and the CEO Award and did not participate in the deliberations on them. In sizing the CEO Award, the Compensation Committee considered Pearl Meyer’s analysis of new-hire equity awards to chief executive officers at digital asset treasury companies with market capitalizations below $1 billion, which ranged from approximately 1.13% of outstanding shares at the median to approximately 3.21% at the 75th percentile. If stockholders do not approve the 2026 Plan at the Special Meeting, the CEO Award will not be granted, and the employment agreement requires the Company to resubmit the 2026 Plan at its next meeting of stockholders.

Forty percent of the CEO Award (487,731 units on the Record Date basis) consists of RSUs that vest based on continued service, with 25% vesting on October 19, 2027 and 6.25% vesting on each quarterly anniversary of October 19, 2026 thereafter until fully vested on October 19, 2030. The remaining sixty percent (731,597 units on that basis) consists of performance stock units (“PSUs”) allocated among three metrics. The share price in BNB metric (35% of the PSUs) measures the change over two years in the price of the Company’s common stock expressed in BNB. The net BNB per share metric (35% of the PSUs) measures growth in the Company’s BNB, cash and stablecoins, net of indebtedness and senior securities, per fully diluted share, in three annual tranches. The income coverage metric (30% of the PSUs) measures recurring income from staking and validator rewards, interest on cash and stablecoins and new business lines against the recurring operating and financing expenses of the Company’s corporate and treasury operations, in two tranches measured at 12 and 18 months. For each metric or tranche, half of the allocated PSUs are earned at threshold performance and all of them at target, with linear interpolation in between. No PSUs are earned for performance above target, so the number of units granted is also the maximum number that can vest. No net BNB per share PSUs are earned while indebtedness and senior securities exceed a specified percentage of the fair value of the Company’s digital assets, unless the Board approved the borrowing or issuance, and no income coverage PSUs are earned while net BNB per share is below its baseline. Earned PSUs vest on the same four-year schedule as the time-based RSUs. Service and performance are measured from October 19, 2026 regardless of the grant date. If a change in control occurs before the measurement date for a metric or tranche, the PSUs for that metric or tranche are earned at the greater of target and actual performance measured at the change in control and continue to vest on their schedule, except in an acquisition by the Company in which its stockholders receive no consideration, where PSUs are earned only on actual performance. All time-based RSUs and earned PSUs vest in full if the CEO Award is not assumed or substituted in the change in control, or if Mr. Odagiu’s employment is terminated without cause or for good reason within 12 months after or in anticipation of a change in control. On a termination without cause or for good reason at any other time, earned PSUs vest, metrics and tranches with measurement dates within his severance period remain eligible to be earned on actual performance, and time-based RSUs vest as if he had remained employed through the severance period. The PSUs are subject to the Company’s compensation recovery policy.

Inducement Award to Ms. Rosenfeld. On October 12, 2026, the Company appointed Margaret Rosenfeld, who previously served the Company as a consultant, as Executive Vice President, Chief Strategy and Legal Officer and Corporate Secretary. On October 21, 2026, the Compensation Committee approved the grant of 363,636 RSUs to Ms. Rosenfeld under the 2026 Inducement Plan as a material inducement to her entering into employment with the Company, in accordance with Nasdaq Listing Rule 5635(c)(4). The award vests over four years from a vesting commencement date of July 27, 2026 set in her employment agreement, with 25% vesting on July 27, 2027 and the remainder vesting in twelve substantially equal quarterly installments through July 27, 2030, subject to continued service. The award was not made under the 2026 Plan and does not depend on the outcome of Proposal 2.

Dilution and Overhang. As of October 21, 2026, 769,381 shares were subject to outstanding awards under the Company’s equity compensation plans, and 10,327 shares remained available for grant under the 2017 and 2021 Equity Incentive Plans. If the 2026 Plan is approved, the 3,801,989 shares reserved under the 2026 Plan, which include the shares subject to the CEO Award, and the 252,728 shares available under the 2026 Inducement Plan would total 4,054,717 shares, or approximately 8.3% of the Company’s outstanding common stock. Including shares subject to outstanding awards, total overhang would be approximately 9.9% of the Company’s outstanding common stock. These figures do not include the 524,999 RSUs that will vest if stockholders approve the 2025 Plan under Proposal 1, which would increase total overhang to approximately 11.0%.

The Board recognizes that the proposed share reserve represents a meaningful percentage of the Company’s currently outstanding shares. After careful consideration, however, the Board determined that the proposed reserve is appropriate in light of the Company’s anticipated compensation needs and long-term strategic objectives. In particular, the Board sought to establish a reserve that would support the Company's equity compensation program for approximately two years and provide sufficient flexibility to attract, retain and incentivize the individuals necessary to execute the Company’s business strategy.

In evaluating the potential impact of the proposed reserve on stockholders, the Board also considered the Company’s expected overhang and dilution levels following approval of the 2026 Plan, the Company’s historical equity usage and anticipated future grant practices. The Board believes that the proposed reserve appropriately balances the Company’s compensation needs with the interests of stockholders and reduces the likelihood that the Company will need to seek stockholder approval of an additional share reserve in the near term.

The 2026 Plan incorporates governance features designed to promote responsible plan administration and align with stockholder interests. These provisions include a prohibition on the repricing of stock options and stock appreciation rights without stockholder approval, a prohibition on liberal share recycling, including a prohibition on re-granting shares tendered or withheld to pay the exercise price of stock options or to satisfy tax withholding obligations on any award, double-trigger vesting of awards that are continued, assumed or substituted in a change in control, no payment of dividends or dividend equivalents on unvested awards, and the absence of an evergreen share replenishment feature. The 2026 Plan will be administered by the Compensation Committee, which is comprised entirely of independent directors.

If stockholders do not approve the 2026 Plan, the Company will have limited ability to continue granting equity-based awards as part of its compensation programs. The Board believes that such a result would impair the Company's ability to attract, motivate and retain qualified personnel and would reduce the Company’s flexibility in designing competitive compensation arrangements.

Summary of the 2026 Equity Incentive Plan

Below is a summary of the key terms of the 2026 Plan, which is qualified in its entirety by reference to the text of the 2026 Plan, a copy of which is attached to this proxy statement as Exhibit B.

Purpose. The purpose of the 2026 Plan is to better secure and retain the services of a select group of persons, to provide incentives for those persons to exert maximum efforts for the success of the Company, and to provide a means by which those persons have an opportunity to benefit from increases in the value of the Company’s common stock through the granting of equity awards.

Types of Awards. The 2026 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) ("ISOs"), non-qualified stock options, stock appreciation rights (“SARs”), restricted stock awards and RSU awards and other equity linked awards.

Administration. The 2026 Plan will be administered by the Board or a committee (the “Committee”), which may in turn delegate administrative authority to one or more of our executive officers. It is intended that the Compensation Committee will administer the 2026 Plan. The Committee will have, in connection with Plan administration, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise, subject to such resolutions, not inconsistent with the provisions of the 2026 Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer this Plan with the Committee and may, at any time, vest in the Board some or all of the powers previously delegated. Subject to applicable law, the Committee may also delegate to the Chief Executive Officer the authority to grant awards to employees and consultants who are not directors or officers subject to Section 16 of the Exchange Act, within a maximum number of shares, a per-person limit and other terms set by the Committee.

Stock Reserved Under the 2026 Plan. The aggregate number of shares of common stock that may be issued pursuant to equity awards granted under the 2026 Plan may not exceed 3,801,989 shares, all of which may be issued pursuant to ISOs. If an equity award (i) expires or otherwise terminates without having been exercised in full or (ii) is settled in cash (i.e., the holder of the award receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of common stock that may be issued pursuant to this Plan. However, the following shares shall no longer be available for future issuance pursuant to the 2026 Plan: (i) shares tendered by a participant or withheld by the Company in payment of the exercise price of an option; (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iii) shares tendered by a participant or withheld by the Company to satisfy tax withholding obligations with respect to any award. In addition, no shares may again be optioned, granted or awarded pursuant to an ISO if such action would cause such option to fail to qualify as an incentive stock option under Section 422 of the Code.

Eligibility. Incentive stock options may be granted only to employees of the Company, or the Company’s “parent corporation” or “subsidiary corporation” (as such terms are defined in Sections 424(e) and (f) of the Code). Equity awards other than incentive stock options may be granted to employees, directors and consultants and others that provide services to the Company; provided, that non-qualified stock options and SARs may not be granted to employees, directors and consultants who are providing continuous service only to any “parent” of the Company unless the stock underlying such award is treated as “service recipient stock” under Section 409A of the Code because the equity award is granted pursuant to a corporate transaction (such as a spin off transaction) or unless the equity award complies with the distribution requirements of Section 409A of the Code. Persons eligible to participate in the 2026 Plan include all members of the Board (currently comprised of five (5) non-employee directors and one employee director) and as of October 21, 2026 approximately 170 employees and 3 consultants of the Company and its subsidiaries, in each case, as determined by the administrator of the 2026 Plan. Only employees may be granted ISOs under the 2026 Plan.

Stock Options. Each stock option granted under the 2026 Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement. A person holding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Shareholder”) may not be granted an incentive stock option unless the option is not exercisable after the expiration of 5 years from the date of grant.

Exercise Price. Generally, the exercise price of an option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Notwithstanding the foregoing, an option may be granted with an exercise price lower than 100% of the fair market value of the common stock, if the option is granted pursuant to an assumption of or substitution for another option pursuant to a Corporate Transaction (as that term is defined in the 2026 Plan) and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. A 10% Shareholder may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Company’s common stock on the date of grant.

Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option shall be (i) cash; (ii) by delivery to the Company of shares of common stock held by the optionee; (iii) by having shares withheld from the amount of shares of common stock to be received by the optionee (for nonqualified stock options only); (iv) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that results in either the receipt of cash or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; (v) according to a deferred payment or similar arrangement with the option holder; or (vi) in any other form of legal consideration acceptable to the Committee.

Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Committee. The 2026 Plan permits the Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.

Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment.

Rights as a Shareholder. An optionee has no rights as a stockholder with respect to any shares of common stock issuable upon exercise of an option until such holder becomes a record holder of such shares. Subject to the provisions of the 2026 Plan, no rights shall accrue to an optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the common stock for which the record date is prior to the date such optionee becomes a record holder of the shares of common stock issuable upon exercise of such options.

Assignability. An option is generally not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee; provided, that the Committee may permit the transfer of an option to such extent as permitted by applicable tax and securities laws upon the optionee’s request.

Stock Appreciation Rights. Each stock appreciation right (“SAR”) granted under the 2026 Plan shall be evidenced by a written stock appreciation right agreement between the holder and the Company and shall be subject to the following conditions:

Term. A SAR may not be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the award agreement.

Exercise Price. The exercise price of a SAR may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than 100% of the fair market value of the common stock, if the SAR is granted pursuant to an assumption of or substitution for another stock appreciation right as part of a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code, or is otherwise compliant with Section 409A of the Code. Each SAR will be denominated in shares of common stock equivalents.

Exercise and Payment. To exercise a SAR, the holder must provide written notice of exercise in compliance with the provisions of the stock appreciation right agreement. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate fair market value of a number of shares of common stock equal to the number of common stock equivalents in which the holder is vested, over (B) the exercise price that will be determined by the Committee at the time of grant. The appreciation distribution in respect to a SAR may be paid in common stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Committee.

Termination of Employment. In the event of termination of employment, the SAR may be exercised as provided in the stock appreciation right agreement for a period after the end of employment.

Assignability. A SAR is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the holder only by the holder; provided, that the Committee may permit the transfer of a SAR to such extent as permitted by applicable tax and securities laws upon the holder’s request.

Restricted Stock Awards. The 2026 Plan provides that the Committee may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2026 Plan, as may be determined by the Committee. Each restricted stock award granted under the 2026 Plan shall be evidenced by a written restricted stock award agreement between the holder and the Company and shall be subject to the following conditions:

Consideration. A restricted stock award may be awarded in consideration for (i) cash or cash equivalents, (ii) past or future services actually or to be rendered to the Company, or (iii) any other form of legal consideration that may be acceptable to the Committee.

Vesting. Shares of common stock awarded under a restricted stock award agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Committee.

Termination of Holder’s Continuous Service. If a holder’s Continuous Service (as that term is defined in the 2026 Plan) terminates, the Company may receive, through a forfeiture condition or a repurchase right, any or all of the shares of common stock held by the holder that have not vested as of the date of termination of Continuous Service under the terms of the restricted stock award agreement.

Transferability. Rights to acquire shares of common stock under a restricted stock award agreement will be transferable by the holder only upon such terms and conditions as set forth in the restricted stock award agreement, so long as the common stock awarded remains subject to the terms of the restricted stock award agreement.

Dividends. A restricted stock award agreement may provide that any dividends paid on the shares of common stock subject to a restricted stock award will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the restricted stock award to which they relate.

Restricted Stock Unit Awards. The 2026 Plan provides that the Committee may award grants of RSUs on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2026 Plan, as may be determined by the Committee. Each RSU award granted under the 2026 Plan shall be evidenced by a written RSU award agreement between the holder and the Company and shall be subject to the following conditions:

Consideration. At the time of grant, the Committee will determine the consideration to be paid by the holder upon delivery of each share of common stock subject to the RSU award. The consideration to be paid (if any) by the holder for each share of common stock may be paid in any form of legal consideration that may be acceptable to the Committee.

Vesting. The Committee may impose such restrictions or conditions to the vesting of the RSU award as it deems appropriate.

Payment. An RSU award may be settled by the delivery of shares of common stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Committee.

Additional Restrictions. The Committee may impose such restrictions or conditions that delay the delivery of the shares of common stock (or their cash equivalent) subject to an RSU award to a time after the vesting of the award.

Dividend Equivalents. Dividend equivalents may be credited in respect of shares of common stock covered by an RSU award, as determined by the Committee and contained in the RSU award agreement. At the discretion of the Committee, such dividend equivalents may be converted into additional shares of common stock covered by the RSU award in such manner as determined by the Committee. Any additional shares covered by the RSU award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying RSU award agreement to which they relate. Dividend equivalents credited in respect of an RSU award will be paid only if and to the extent the underlying award vests.

Termination of Holder’s Continuous Service. Except as otherwise provided in the applicable RSU award agreement, the portion of the RSU award that has not vested will be forfeited upon the holder’s termination of Continuous Service.

Adjustment upon Changes in Capitalization. If a change in the number or kind of issued shares occurs as a result of a stock split, reverse stock split, reclassification or certain types of mergers, consolidations, combinations, exchanges of shares or similar restructurings of our capital, the Committee will proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan, (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options, and (iii) the class(es) and number of securities and price per share of stock subject to outstanding equity awards.

Dissolution or Liquidation. Except as otherwise provided in a stock award agreement, in the event of a dissolution or liquidation of the Company, all outstanding equity awards (other than equity awards consisting of vested and outstanding shares of common stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of common stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, that the Committee may cause some or all equity awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the dissolution or liquidation is completed but contingent on its completion.

Change in Control. An equity award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as that term is defined in the 2026 Plan) as may be provided in a stock award agreement or in any other written agreement between the Company and the holder, but in the absence of such provision, no such acceleration will occur. The 2026 Plan provides for double-trigger vesting upon a Change in Control (as that term is defined in the 2026 Plan). To the extent an award is continued, assumed or substituted for by the surviving entity, the Change in Control will not by itself accelerate vesting, and the award will vest in full only if, within 24 months after the Change in Control, the holder’s Continuous Service is terminated by the Company or its successor other than for Cause, or by the holder for good reason as defined in the holder’s award agreement or employment agreement. Performance awards will be deemed earned at the greater of actual performance through the Change in Control and target performance prorated for the portion of the performance period elapsed, or at another level provided in the holder’s award agreement or in an employment agreement approved by the Committee, and will then vest based on continued service through the end of the original performance period, subject to the same double-trigger protection. To the extent an award is not continued, assumed or substituted for, it will vest in full immediately before, and contingent on, the Change in Control. The Committee retains discretion under the 2026 Plan to accelerate the vesting of awards.

Suspension or Termination of the 2026 Plan. The Board may suspend or terminate the 2026 Plan at any time. Unless sooner terminated by the Board, the 2026 Plan will automatically terminate on June 29, 2036, the tenth anniversary of the date the 2026 Plan was adopted by the Board. No equity awards may be granted under the 2026 Plan while the 2026 Plan is suspended or after it is terminated. The Board may amend the 2026 Plan without the consent of stockholders except that any amendment shall be subject to the approval of the Company’s stockholders if such approval is required by any law or regulation or the rules of any stock exchange on which the shares are listed. The 2026 Plan will become effective only if approved by stockholders. If stockholder approval is not obtained within 12 months after the date the 2026 Plan was adopted by the Board, no ISOs may be granted under it.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2026 Plan. This summary is provided only for general information and is not intended as tax advice, particularly not to participants, who should consult their own tax advisors.

Nonqualified Stock Options. If a participant is granted an option that is not an ISO under the 2026 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our shares on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options. A participant should not recognize taxable income upon grant or exercise of an ISO. However, the excess of the fair market value of the shares received upon exercise over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or if less, the amount realized in the disposition over the exercise price), with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Other Awards. The current federal income tax consequences of other awards authorized under the 2026 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as options that are not ISOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election, in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain employees of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

Section 409A of the Code. Certain types of awards under the 2026 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2026 Plan and awards granted under the 2026 Plan are generally intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.

New Plan Benefits

The table below sets forth the CEO Award, which the Company has agreed to grant to Mr. Odagiu under the 2026 Plan if stockholders approve the 2026 Plan. Awards to non-employee directors under the Non-Employee Director Compensation Policy described under the heading “Director Compensation Program” are denominated in dollars, and the number of RSUs subject to those awards will depend on the stock price on the grant date. Other than the CEO Award, all future awards under the 2026 Plan (assuming it is approved by stockholders) are subject to the discretion of the administrator and are not currently determinable, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the 2026 Plan.

NEW PLAN BENEFITS
2026 Equity Incentive Plan

Name and position	Dollar value ($)(1)	Number of RSUs and PSUs (2)
Alex Odagiu, Chief Executive Officer	$6,950,170	1,219,328
David Namdar, Former Chief Executive Officer	$—	—
Anthony K. McDonald, Former President and Chief Executive Officer	$—	—
William B. (Brent) Miller, Chief Financial Officer	$—	—
Current Executive Officers as a Group	$6,950,170	1,219,328
Current Directors Who Are Not Executive Officers as a Group	—	—
All Employees, Including Current Officers Who Are Not Executive Officers, as a Group	—	—
(1) Valued at the closing market price of the Company’s common stock on October 21, 2026 ($5.70 per share).
(2) The CEO Award consists of time-based RSUs covering 1.0%, and PSUs covering 1.5%, of the shares of common stock outstanding at the close of business immediately before the grant date. The Company will make the grant effective on the second business day after the stockholders approve the 2026 Plan. The amount shown is calculated using the 48,773,114 shares outstanding on the Record Date and consists of 487,731 RSUs and 731,597 PSUs at target. Target is also the maximum number of PSUs that may be earned.

Vote Required and Board’s Recommendation
The 2026 Plan will be approved if the votes cast in favor of the proposal at the Special Meeting exceed the votes cast opposing it. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE 2026 PLAN.

Securities Authorized for Issuance under Equity Compensation Plans

As of the fiscal year ended April 30, 2026, the Company maintained one stockholder-approved equity compensation plan, the 2021 Equity Incentive Plan, and two equity compensation plans that were not approved by stockholders, the 2017 Equity Incentive Plan and the 2026 Inducement Plan. If the 2026 Plan is approved by stockholders, no further awards will be granted under the 2017 or 2021 Equity Incentive Plans, and the 2026 Plan will become the Company's primary equity compensation plan for employees, directors, consultants, and other eligible service providers. The 2026 Inducement Plan will continue to be available solely for qualifying inducement awards to eligible new hires.

The following table summarizes the Company’s equity compensation plans as of April 30, 2026, the Company's most recent fiscal year end.

	Number of shares to be issued upon exercise of outstanding options, warrants, and rights		Weighted- average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(5)
Equity compensation plans approved by shareholders (1)
2021 Equity Incentive Plan	11,726	(2)	$36.64	6,573
Equity compensation plans not approved by shareholders
2017 Equity Incentive Plan	10,383	(3)	$146.72	3,754
2026 Inducement Plan	363,636	(4)	—	636,364	(6)
Total	385,745		$88.12	646,691
(1)Excludes the 2025 Plan adopted by the Board, but not approved by stockholders, and the 524,999 RSUs granted under it subject to stockholder approval. Also excludes the CEO Award, which will be granted under the 2026 Plan only if stockholders approve the 2026 Plan.
(2)Includes 8,325 non-qualified stock options, and 3,401 incentive stock options.
(3)Includes 10,383 non-qualified stock options.
(4)As of October 21, 2026, 747,272 RSUs are outstanding under the 2026 Inducement Plan, including 363,636 RSUs granted to the Chief Financial Officer on April 6, 2026, and 20,000 RSUs granted to the Controller and 363,636 RSUs granted to the Chief Strategy and Legal Officer on October 21, 2026.
(5)If the 2026 Plan is approved, no further awards will be granted under the 2017 or 2021 Equity Incentive Plans, although outstanding awards under those plans will continue to be governed by their existing terms.
(6)As of October 21, 2026, 252,728 shares are available for future issuance under the 2026 Inducement Plan.

EXECUTIVE AND DIRECTOR COMPENSATION
Director Compensation Program
Effective December 10, 2025, the Board adopted a new Non-Employee Director Compensation Policy, which replaced the Company’s prior director compensation program. Under the policy, non-employee directors receive a combination of annual cash retainers and service-based RSU awards. The policy also provides for additional compensation for committee chair and committee member service, as well as additional equity awards in recognition of significant workload or special assignments, as determined by the Board or Compensation Committee.
Annual RSU awards with a value of approximately $125,000 and vesting in quarterly installments over one year are generally granted upon a director’s initial appointment to the Board and thereafter at each annual meeting of stockholders, with initial awards prorated for directors appointed between annual meetings. Generally in connection with commencement of service as a director, a one-time grant of RSU awards with a value of approximately $80,000 is expected to be made with half of such awards vesting upon grant and the other half vesting monthly over 6 months. Since October 2025, there have been insufficient shares available under existing Company equity incentive plans, and therefore such grants have not been made.

The Board adopted a framework in December 2025, as amended, for payment of additional cash compensation to Board members for service as directors and committee members for extraordinary services performed outside the scope of routine Board and Committee duties. The intent of the framework is to ensure fair compensation for material, incremental work arising from extraordinary circumstances that require Board involvement beyond routine Board service. The Compensation Committee reviews the fees for extraordinary service on a quarterly basis to determine the appropriateness of the fees.

Employee directors do not receive additional compensation for their service as directors. The Company also reimburses non-employee directors for reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings and performing services on the Company's behalf.

Indemnification and Insurance

Under the Nevada Revised Statutes and the Articles of Incorporation and the Bylaws, the Company is required to indemnify its directors and officers to the fullest extent permitted by Nevada law and to advance expenses incurred in defending a proceeding, subject to receipt of an undertaking to repay the amount advanced if it is ultimately determined that the person is not entitled to indemnification. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

The Company has entered into indemnification agreements with its directors and executive officers. The indemnification agreements are intended to provide the Company’s directors the maximum indemnification permitted under the Nevada Revised Statutes, unless otherwise limited by the Company’s charter and bylaws. Each indemnification agreement provides that the Company shall indemnify the director or executive officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding. Each indemnification agreement further provides that the applicable provisions of the Company’s charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

The Bylaws require the Company to maintain directors’ and officers’ liability insurance, including extended reporting period coverage in connection with a change in control of the Company.

Director Compensation Table

The following table sets forth the compensation earned by or awarded or paid in the fiscal year ended April 30, 2026 to the individuals who served as our non-executive directors during such period. Anthony McDonald was an executive officer of the Company and did not receive fees for service as a director. Mr. McDonald’s compensation is reported in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash (1)	Consulting Agreement	Other Cash Payments	Stock Awards (2)	Option Awards	Total
James R. Shipley (3)	$22,500	$-	$-	$-	$-	$22,500
Nicholas J. Etten (4)	$117,415	$78,950	$26,047	$-	$-	$222,412
Marion Mariathasan (3)	$22,500	$-	$-	$-	$-	$22,500
Alexander Monje (5)	$-	$-	$-	$-	$-	$-
Russell Read (6)	$25,154	$-	$-	$25,000	$-	$50,154
Carly E. Howard (7)	$200,954	$-	$-	$25,000	$-	$225,954
Matthew Tarallo (3)	$18,750	$-	$-	$-	$-	$18,750
Annemarie Tierney (8)	$193,680	$-	$-	$-	$-	$193,680
Glenn Tyranski (9)	$120,083	$-	$-	$-	$-	$120,083
Hans Thomas (10)	$-	$-	$4,645,141	$-	$-	$4,645,141
(1)Board Fees include base fees, chair fees, committee fees, and extraordinary service fees.
(2)Stock awards reflect the grant date fair value of 2,660 RSUs granted to each of Mr. Read and Ms. Howard on October 7, 2025 under the director compensation program. For each director, 1,330 RSUs vested on October 7, 2025. Ms. Howard’s remaining 1,330 RSUs vested on October 7, 2026. Mr. Read’s remaining 1,330 RSUs were forfeited upon his resignation from the Board effective January 1, 2026.
(3)Mr. Shipley, Mr. Mariathasan, and Mr. Tarallo each resigned from the Board effective August 5, 2025.
(4)Other cash payments for Mr. Etten reflect fees paid for service on the board of Fat Panda Ltd., a wholly-owned subsidiary of the Company.
(5)Mr. Monje joined the Board on August 5, 2025 and resigned from the Board effective August 29, 2025.
(6)Mr. Read joined the Board on August 29, 2025 and resigned from the Board effective January 1, 2026.
(7)Ms. Howard joined the Board on October 1, 2025.
(8)Ms. Tierney joined the Board on November 26, 2025.
(9)Mr. Tyranski joined the Board on February 8, 2026.
(10)Mr. Thomas joined the Board on August 5, 2025 and resigned from the Board effective March 20, 2026. Mr. Thomas owns the majority of 10X Capital Partners LLC, which previously provided asset management services to the Company. Other cash payments for Mr. Thomas reflect fees paid to 10X Capital Partners LLC.

The aggregate number of non-qualified stock options and RSUs held as of the fiscal year ended April 30, 2026, by each independent director are as follows:

Name	Shares Underlying Non-Qualified Stock Options (1)	Shares Underlying Restricted Stock Units(2)	Total
James R. Shipley	325	–	325
Nicholas J. Etten	325	–	325
Carly E. Howard	–	1,330	1,330
(1)Options are fully vested.
(2)Ms. Howard received 2,660 RSUs on October 7, 2025, of which 1,330 vested on the grant date. The remaining 1,330 RSUs shown in the table vested on October 7, 2026.

Fiscal Year Transition

Effective May 1, 2025, the Company changed its fiscal year end from December 31 to April 30. As a result, the Company previously reported a transition period from January 1, 2025 through April 30, 2025. The compensation information presented below relates to the fiscal years ended April 30, 2026 and December 31, 2024. Comparative information for the transition period is included where required.

Summary Compensation Table

Name and Principal Position	Year (1)	Salary	Bonus	Stock Awards (2)	Option Awards (2)	Non-equity Incentive Plan Compensation	All Other Compensation(3)	Total
David Namdar, Former Chief Executive Officer (4)	2026	$77,833	$-	$558,400	$-	$-	$1,275,000	$1,911,233
	Transition period ended April 30, 2025	$-	$-	$-	$-	$-	$-	$-
	2024	$-	$-	$-	$-	$-	$-	$-
Anthony K. McDonald, Former President and Chief Executive Officer (5)	2026	$350,000	$175,000	$-	$-	$-	$14,000	$539,000
	Transition period ended April 30, 2025	$121,154	$-	$-	$-	$-	$8,048	$129,202
	2024	$350,000	$-	$-	$-	$-	$21,656	$371,656
William B. (Brent) Miller, Chief Financial Officer (6)	2026	$40,385	$-	$999,999	$-	$-	$-	$1,040,384
	Transition period ended April 30, 2025	$-	$-	$-	$-	$-	$-	$-
	2024	$-	$-	$-	$-	$-	$-	$-
(1)Effective May 1, 2025, the Company changed its fiscal year end from December 31 to April 30. Amounts reported for the 2025 transition period ended April 30, 2025 are not directly comparable.
(2)Amounts reported represent aggregate grant date fair value under ASC 718.
(3)Includes a make-up consulting fee and a separation payment for Mr. Namdar as described below and a 401(k) employer match for Mr. McDonald.

(4)Mr. Namdar served as Chief Executive Officer from August 5, 2025 through July 22, 2026 and received no compensation for that service before March 16, 2026. On March 16, 2026, the Company, Mr. Namdar and Abound LLC, an entity through which Mr. Namdar performs services for the Company, entered into a transition agreement (the “Transition Agreement”). The Transition Agreement provided for a $375,000 fee for services performed since August 5, 2025, a monthly fee of $50,000, a cash payment in lieu of an equity award based on 132,000 shares, and a $900,000 payment at separation in exchange for restrictive covenants, each subject to its terms and conditions. Mr. Namdar concluded his service as Chief Executive Officer on July 22, 2026 in accordance with the Transition Agreement.
(5)Mr. McDonald had an employment agreement with the Company and entered into a separation agreement with the Company following the end of the fiscal year as described below.
(6)Mr. Miller commenced employment March 9, 2026. As an inducement to accept employment, Mr. Miller was granted 363,636 RSUs. On July 22, 2026, the Board appointed Mr. Miller, the Company’s Chief Financial Officer, to also serve as Interim Principal Executive Officer for purposes of the rules and regulations of the SEC (in addition to continuing to serve as the Company’s “principal financial officer” and “principal accounting officer”) until the appointment by the Board of a new or interim chief executive officer of the Company. On October 19, 2026, the Board appointed Alex Odagiu to serve as the new Chief Executive Officer of the Company, effective that day, and Mr. Miller’s service as Interim Principal Executive Officer ended. Mr. Miller continues to serve as Chief Financial Officer, principal financial officer and principal accounting officer.
Narrative Disclosure to Summary Compensation Table
During the fiscal year ended April 30, 2026, the Company’s executive compensation program reflected significant leadership changes, including the appointment of a new Chief Executive Officer (who has since transitioned from the Company), the initiation of a Chief Executive Officer succession process and the recruitment and hiring of a new Chief Financial Officer. As a result, compensation reported for the Company’s Named Executive Officers (“NEOs”) reflects a combination of ongoing compensation arrangements and compensation associated with executive transition, recruitment and retention activities. The principal elements of executive compensation consisted of base salary, annual cash incentive opportunities, equity-based compensation and compensation provided pursuant to employment, consulting and transition arrangements.

Anthony K. McDonald

Mr. McDonald served as Chief Executive Officer and President until August 5, 2025 and thereafter continued serving as President until his departure from the Company effective May 4, 2026. Following the appointment of Mr. Namdar, Mr. McDonald remained with the Company as President and provided continuity and institutional knowledge during the leadership transition. Pursuant to Mr. McDonald's employment agreement, Mr. McDonald was entitled to an annual base salary of $350,000 and a target annual bonus opportunity equal to 50% of base salary. The employment agreement provided that if Mr. McDonald was terminated without cause or he resigned for good reason, then he would be paid one year’s base salary and the annual bonus for that year. The employment agreement has typical activity restrictions for non-solicitation of customers and employees of the Company and covenants for confidentiality, non-competition, inventions and protection of Company intellectual property.

On May 4, 2026, Mr. McDonald resigned as President and as a director of the Company. In connection with his termination of employment by the Company, he entered into a severance agreement with the Company. Under the severance agreement, in exchange for a release of claims and Mr. McDonald’s agreement to certain covenants, including cooperation, Mr. McDonald is receiving an aggregate of $250,000 payable over 12 months and his outstanding equity awards will remain in effect in accordance with their terms.

David Namdar

Mr. Namdar was appointed Chief Executive Officer effective August 5, 2025. The Board selected Mr. Namdar based on his experience in digital assets, capital markets and strategic growth initiatives, which the Board believed were relevant to the Company’s evolving business strategy. The Board further determined that the transition arrangement it approved was appropriate in light of Mr. Namdar’s service as Chief Executive Officer without compensation during a portion of the fiscal year and the Company’s objective of facilitating an orderly leadership transition.

On March 16, 2026, the Company entered into the Transition Agreement with Abound LLC, through which Mr. Namdar provides consulting services in connection with the transition of his responsibilities as Chief Executive Officer. The Transition Agreement continued until the earliest of the Company's next annual meeting of stockholders, the appointment of a new or interim Chief Executive Officer, or August 31, 2026. Under the agreement, the Company agreed to pay: (i) a one-time consulting fee of $375,000 for services previously provided; (ii) a monthly consulting fee of $50,000 during the transition period resulting in an aggregate payment of $185,484 for the period from April 1, 2026 through July

22, 2026; (iii) a cash payment of $538,318 in lieu of an initial equity award based on the value of 132,000 shares on the date of the Transition Agreement, as described in the agreement; and (iv) a lump-sum separation payment of $900,000 equal to eighteen months of consulting fees, subject to the terms and conditions of the agreement, including the effectiveness of a general release and restrictive covenants, including confidentiality, non-competition, non-solicitation, non-disparagement and non-assistance to litigants. Mr. Namdar’s service as Chief Executive Officer ended on July 22, 2026.

William B. (Brent) Miller

Mr. Miller was appointed Chief Financial Officer effective March 9, 2026 and served as Interim Principal Executive Officer from July 22, 2026 until October 19, 2026, without additional compensation. His employment agreement provides for an annual base salary of $350,000, a target annual cash incentive opportunity of $175,000, and eligibility for annual equity refresh grants with a target grant date fair value ranging from $500,000 to $750,000. The Company granted 363,636 RSUs to Mr. Miller as a material inducement to accept employment with the Company pursuant to Nasdaq Listing Rule 5635(c)(4).

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (1)
David Namdar(2)	–	–	$—	–	132,000	$558,400
Anthony K. McDonald (3) (4) (5)(6)(7)	2,778	–	$160.20	11/28/2028	–	–
	556	–	$126.00	1/2/2030	–	–
	150	–	$234.00	2/16/2031	–	–
	3,772	–	$88.20	11/24/2031	–	–
	770	–	$30.12	4/1/2032	–	–
	3,050	–	$10.75	3/31/2033	–	–
William B. (Brent) Miller(8)	–	–	$—	–	363,636	$1,130,908
(1)Valued at the closing market price of the Company’s publicly-traded common stock on April 30, 2026, the Company's most recent fiscal year end.
(2)On March 16, 2026, the Company entered into a Transition Agreement with Mr. Namdar pursuant to which the Company agreed to provide a cash payment in lieu of an initial equity award. The payment is equal to the product of 132,000 shares multiplied by the greater of the 30-trading day average stock price of the Company's common stock as of March 16, 2026 or the Separation Date and is payable in cash on the Company's next regular payroll payment date following the Separation Date.
(3)On November 28, 2018, we granted to Mr. McDonald non-qualified stock options to purchase 2,778 shares of common stock under our 2017 Equity Incentive Plan, which vested and became exercisable in installments on the grant date, December 31, 2019 and December 31, 2020. On January 2, 2020, we granted to Mr. McDonald non-qualified stock options to purchase 556 shares of common stock under our 2017 Equity Incentive Plan in recognition of his performance during 2019, which options vested and became exercisable on the grant date. On February 16, 2021, we granted to Mr. McDonald non-qualified stock options to purchase 150 shares of common stock under our 2017 Equity Incentive Plan in recognition of his performance during 2020, which options vested and became exercisable on the grant date.
(4)On November 24, 2021, in accordance with a new Executive Employment Agreement effective that date, we granted to Mr. McDonald non-qualified stock options to purchase 371 shares of common stock and incentive stock options to purchase 3,401 shares of common stock under our 2021 Equity Incentive Plan, each of which vested and became exercisable in three substantially equal installments on the grant date, November 24, 2022 and November 24, 2023 and had an exercise price of $88.20 per share.

(5)On April 1, 2022, we granted Mr. McDonald non-qualified stock options to purchase 770 shares of common stock under our 2021 Equity Incentive Plan, pursuant to our 2021 Annual Incentive Plan. The options vested and became exercisable upon grant.
(6)On March 31, 2023, we granted Mr. McDonald non-qualified stock options to purchase 3,050 shares of common stock under our 2021 Equity Incentive Plan, pursuant to our 2021 Annual Incentive Plan. The options vested and became exercisable upon grant.
(7)Mr. McDonald’s employment with the Company terminated on May 4, 2026. Under his Severance Agreement, any of his options not exercised before May 4, 2027 will terminate on that date. The expiration dates shown in the table are those in effect on April 30, 2026.
(8)Represents RSUs granted to Mr. Miller on April 6, 2026 pursuant to the Company’s 2026 Inducement Plan. The award was granted as a material inducement to Mr. Miller’s acceptance of employment with the Company and vests over four years, subject to continued service, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in substantially equal quarterly installments thereafter.
Narrative Disclosure to Outstanding Equity Awards at Fiscal Year-End Table

On April 6, 2026, the Board approved the Company’s 2026 Inducement Plan and granted Mr. Miller 363,636 RSUs as a material inducement to accept employment with the Company pursuant to Nasdaq Listing Rule 5635(c)(4). The Compensation Committee approved the award as part of the overall compensation package designed to attract an experienced public company finance executive and promote long-term retention and alignment with stockholder interests. The award vests over a four-year period, subject to continued service, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in substantially equal quarterly installments thereafter. The award is subject to the terms and conditions of the applicable award agreement and the Company’s compensation recovery policy.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments (“Options”). Accordingly, the Company has no specific policy or practice on the timing of awards of Options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of Options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

Pay versus Performance

In accordance with SEC rules, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”) and certain Company performance for the fiscal years listed below.

Year(1)	Summary Compensation Table Total for First PEO(2)	Compensation Actually Paid to First PEO(2) (3) (4)	Summary Compensation Table Total for Second PEO(2)	Compensation Actually Paid to Second PEO(2) (3) (4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(3) (4) (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(6)	Net Income (in millions) (7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2026	$1,911,233	$1,911,233	$539,000	$539,000	$1,040,384	$1,171,293	$47.39	$115.2
Transition period ended April 30, 2025	n/a	n/a	$129,202	$129,202	n/a	n/a	$113.52	$(1.4)
2024	n/a	n/a	$371,656	$371,656	$185,505	$185,402	$123.73	$(3.1)

(1)The first covered period (2024) reflects the fiscal year ended December 31, 2024. The second covered period (2025) reflects the four months ended April 30, 2025. The third covered period (2026) reflects the fiscal year ended April 30, 2026.
(2)David Namdar served as our principal executive officer (“PEO”) from August 5, 2025 through July 22, 2026 and is listed as the “First PEO.” Anthony K. McDonald served as our PEO through August 4, 2025 and is listed as the “Second PEO.”

(3)Deductions from, and additions to, total compensation in the 2026 Summary Compensation Table to calculate Compensation Actually Paid consist of:

	2026			Transition period ended April 30, 2025			2024
	First PEO	Second PEO	Average Non-PEO NEOs	First PEO	Second PEO	Average Non-PEO NEOs	First PEO	Second PEO	Average Non-PEO NEOs
Total Compensation from Summary Compensation Table	$1,911,233	$539,000	$1,040,384	n/a	$129,202	n/a	n/a	$371,656	$185,505
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	-$558,400	$0	-$999,999	n/a	$0	n/a	n/a	$0	$0
Year-end fair value of unvested awards granted in the current year	$558,400	$0	$1,130,908	n/a	$0	n/a	n/a	$0	$0
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$0	$0	$0	n/a	$0	n/a	n/a	$0	$0
Fair values at vest date for awards granted and vested in current year	$0	$0	$0	n/a	$0	n/a	n/a	$0	$0
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$0	$0	$0	n/a	$0	n/a	n/a	$0	$0
Forfeitures during current year equal to prior year-end fair value	$0	$0	$0	n/a	$0	n/a	n/a	$0	-$3
Dividends or dividend equivalents not otherwise included in the total compensation	$0	$0	$0	n/a	$0	n/a	n/a	$0	-$100
Total Adjustments for Equity Awards	$0	$0	$130,909	n/a	$0	n/a	n/a	$0	-$103
Compensation Actually Paid (as calculated)	$1,911,233	$539,000	$1,171,293	n/a	$129,202	n/a	n/a	$371,656	$185,402
(4)    Equity valuation assumptions for calculating Compensation Actually Paid are not materially different from grant date valuation assumptions.
(5)    For fiscal year 2026, our Non-PEO NEO was William B. Miller. We had no Non-PEO NEOs for the transition period ended April 30, 2025. For fiscal year 2024, our Non-PEO NEO was Ian K. Patel.
(6)    Total shareholder return is calculated based on the value of an initial fixed investment of $100 on December 31, 2023, assuming reinvestment of dividends.
(7) Net income for fiscal year 2026 is the Company’s net income for the period from June 7, 2025 through April 30, 2026, as reported in the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2026. It excludes net income of $19 thousand of Fat Panda, our accounting predecessor, for the period from May 1, 2025 through June 6, 2025. Net income (loss) for the transition period ended April 30, 2025 and for fiscal year 2024 is the Company’s net income (loss) as reported in its audited financial statements for those periods.

Pay Versus Performance: Graphical Description
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•the Company’s cumulative TSR;
•the Company’s Net Income.

CAP and Cumulative TSR

PEO and Avg. Non-PEO CAP vs BNC TSR
CAP in Thousands
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
TSR
$160
$140
$120
$100
$80
$60
$40
$20
$0
2024
Transition Period Ended 4/30/25
2026
First PEO CAP
Second PEO CAP
Average Non-PEO NEO CAP
BNC TSR

CAP and Company Net Income

PEO and Avg. Non-PEO CAP vs Net Income
CAP in Thousands
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Net Income (Loss) in Millions
$140
$120
$100
$80
$60
$40
$20
$0
-$20
2024
Transition Period Ended 4/30/25
2026
First PEO CAP
Second PEO CAP
Average Non-PEO NEO CAP
BNC Net Income (Loss)

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports with the SEC indicating their holdings of, and transactions in, the Company’s equity securities. Based solely on a review of copies of these reports, we believe that all of our executive officers, directors and 10% owners timely complied with all Section 16(a) filing requirements for fiscal year ended April 30, 2026 except for the following: on December 19, 2025, late Form 3s were filed for David Namdar and Carly E. Howard; on December 23, 2025, a late Form 3 was filed for Russell Read and late Form 4s reporting one transaction each were filed for Carly E. Howard and Russell Read; on December 29, 2025, a late Form 3 was filed for Annemarie Tierney; on February 27, 2026, a late Form 3 was filed for Glenn Tyranski; on March 2, 2026, a late Form 3 was filed for Hans Thomas; and on April 9, 2026, a late Form 4 reporting one transaction was filed for William B. Miller.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the shares of our common stock beneficially owned by (i) each of our directors, (ii) each of our named executive officers, (iii) all of our directors and current executive officers as a group, and (iv) all persons known by us to beneficially own more than 5% of our outstanding common stock as of October 21, 2026.

The Company has determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under these rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such shares. A person is also deemed to be a beneficial owner of shares if that person has the right to acquire such shares within 60 days through the exercise of any warrant, option or right or through conversion of a security. Except as otherwise indicated in the accompanying footnotes, the information in the table below is based on information as of October 21, 2026. Shares that a person has the right to acquire within 60 days of October 21, 2026 are deemed outstanding for purposes of computing that person's percentage, but not for any other person. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power with respect to shares of common stock and the address for such person is c/o BNB Standard Corporation, 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027.

	Common Stock
Name of Beneficial Owner	Number of Shares Owned Beneficially (1)	Percentage of Class (2)
Named Executive Officers
David Namdar (3)	1,105,094	2.3%
William B. Miller	–	–
Anthony K. McDonald (4)	26,101	*
Directors
Carly E. Howard	2,660	*
Annemarie Tierney	–	–
Glenn Tyranski	–	–
Alex Odagiu(5)	4,918	*
Matthew Roszak	–	–
Ling "Ella" Zhang	–	–

Current Directors and Executive Officers as a Group (8 persons)(6)	7,578	*
5% or More Stockholders
YZiLabs Management Ltd.(7)	9,749,745	19.99%
*Represents less than 1%.
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)Based on a total of 48,773,114 shares of the Company’s common stock issued and outstanding as of October 21, 2026.
(3)Mr. Namdar's service as Chief Executive Officer ended on July 22, 2026. Based on his Form 3 filed with the SEC on December 19, 2025 and information available to the Company, includes (i) 864,428 shares of common stock and (ii) 240,666 shares of common stock issuable upon the exercise of warrants to purchase common stock at an exercise price of $15.15 issued by the Company in its August 2025 private placement (the "Stapled Warrants"), which are currently exercisable and expire on August 5, 2028.
(4)Mr. McDonald resigned as President and as a director on May 4, 2026. Based on his most recent Form 4 filed with the SEC on October 7, 2025 and information available to the Company, includes (i) 15,025 shares of common stock held of record and (ii) 11,076 shares of common stock issuable upon the exercise of stock options that are currently exercisable. Does not include 223,125 shares of common stock underlying RSUs that vest only upon stockholder approval of the 2025 Plan.

(5)Mr. Odagiu was appointed Chief Executive Officer effective October 19, 2026. Includes 4,918 shares of common stock held of record. Does not include any shares underlying the CEO Award, which will be granted only if stockholders approve the 2026 Plan.
(6)Includes 7,578 shares of common stock, including 1,330 shares issued or issuable upon settlement of RSUs held by Ms. Howard that vested on October 7, 2026. Does not include Mr. Namdar or Mr. McDonald, who are no longer executive officers. Includes Ms. Rosenfeld, who was appointed Executive Vice President, Chief Strategy and Legal Officer and Corporate Secretary, effective October 12, 2026. Does not include 363,636 shares underlying RSUs granted to Ms. Rosenfeld under the 2026 Inducement Plan on October 21, 2026, none of which vest within 60 days of October 21, 2026, or any shares underlying the CEO Award.
(7)Based on Amendment No. 5 to Schedule 13D filed with the SEC on September 21, 2026 by YZiLabs Management Ltd. ("YZiLabs") and Changpeng Zhao, each of whom reported shared voting and shared dispositive power over 9,749,745 shares of common stock, representing 19.99% of our outstanding common stock. The reported shares consist of (i) 2,150,481 shares purchased in the Company's August 2025 private placement, (ii) 5,418,633 shares acquired upon the partial exercise of pre-funded warrants issued in the August 2025 private placement (the "Pre-Funded Warrants") and (iii) 2,180,631 shares acquired upon the partial exercise of warrants issued under the strategic advisor agreement entered into in connection with the August 2025 private placement (the "Strategic Advisor Warrants"). YZiLabs also holds Pre-Funded Warrants for 2,331,877 shares, Strategic Advisor Warrants for 1,383,728 shares and Stapled Warrants for 9,900,991 shares. The number shown does not include shares issuable upon exercise of any of these warrants because exercise is limited by the applicable beneficial ownership limitations. The principal business address of YZiLabs and Mr. Zhao is 2nd Floor, Water's Edge Building, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

OTHER INFORMATION
Submission of Proposals for the 2027 Annual Meeting of Stockholders
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. Any proposal of a stockholder intended to be included in our proxy statement for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 must be received by us no later than March 2, 2027, unless the date of our 2027 Annual Meeting of Stockholders is more than 30 days before or after July 22, 2027, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Corporate Secretary, at 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027.

Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations for consideration at our 2027 annual meeting of stockholders, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Corporate Secretary, at 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027. Pursuant to our Bylaws, to be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on April 23, 2027 nor earlier than March 24, 2027; provided, however, that if the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by stockholders to be timely must be so received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

In addition to satisfying the requirements under our Bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with all the requirements of Rule 14a-19 promulgated under the Exchange Act, including delivering the notice required by Rule 14a-19 no later than May 23, 2027. If the date of the 2027 annual meeting is more than 30 days before or after July 22, 2027, the notice must be delivered by the later of the 60th day before the 2027 annual meeting and the 10th day after the Company first publicly announces the date of the 2027 annual meeting.

Availability of Annual Report on Form 10-K
Copies of the 2026 Annual Report may be obtained by contacting BNB Standard Corporation Investor Relations, by phone at (303) 993-5271, email at info@bnbstandard.com, or by mail addressed to Investor Relations, 385 South Pierce Avenue, Suite C, Louisville, Colorado 80027.

Other Matters
The Board knows of no other matters that will be presented at the Special Meeting. Under the Bylaws, the only business that may be conducted at the Special Meeting is the business described in the Notice of Special Meeting. If any matter incident to the conduct of the Special Meeting is properly presented, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Carly E. Howard
Carly E. Howard
Chair of the Board of Directors
Louisville, Colorado
October 28, 2026

Exhibit A to the Proxy Statement of BNB Standard Corporation

CEA INDUSTRIES INC.
2025 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this CEA Industries Inc. 2025 Equity Incentive Plan (the "Plan") is to assist CEA Industries Inc., a Nevada corporation (the "Company"), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2.Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

a."Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

b."Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

c."Beneficiary" means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

d."Beneficial Owner" shall have the meaning ascribed to such term in Rule l3d-3 under the Exchange Act and any successor to such Rule.

e."Board" means the Company's Board of Directors.

f."Cause" shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an act or acts of personal dishonesty, fraud, or embezzlement by the Participant, (ii) violation by the Participant of the Participant's obligations under the Award Agreement, any proprietary rights and restrictive covenant agreement with the Company or a Related Entity, or any employment, consulting, or other similar agreement with the Company or a Related Entity, if any, which are demonstrably willful and deliberate on the Participant's part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, (iii) any willful or deliberate refusal to follow the requests or instructions of the Company's Chief Executive Officer or of the Board, or (iv) the conviction of the Participant for any criminal act which is a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

g."Change in Control" means a Change in Control as defined in Section 9 hereof.

h."Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

i."Committee" means the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the "Committee" shall refer to the Board.

j."Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

k."Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant, or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant, or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant, or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) "Covered Employee" means the person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other person whose compensation is required to be disclosed in the Company's filings with the Securities and Exchange Commission by reason of that person being among the four highest compensated officers (other than the chief executive officer) of the Company as of the end of a taxable year, or such other person as shall be considered a "covered employee" for purposes of Section 162(m) of the Code. No person shall be considered a Covered Employee during the applicable reliance period under Treasury Regulation l. l62-27(f).

(m) "Director" means a non-Employee member of the Board or the board of directors of any Related
Entity.

(n) [Reserved].

(o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p) "Effective Date" means the date this Plan is first adopted by the Board.

(q) "Eligible Person" means each officer, Director, Employee, Consultant, and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

(s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) "Fair Market Value" means the fair market value of Shares, Awards, or other property as determined in good faith by the Committee, or under procedures established by the Committee, and where applicable in accordance with the requirements of the Code, provided that, if the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the last reported sale price for Common Stock or, in case no such reported sale takes place on such date, the average of the closing bid and asked prices for the Common Stock for such date, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the arithmetic mean of the high and low prices, as quoted on the over-the-counter market or any comparable system, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such exchange on the date in question. If applicable, the Committee's determination of Fair Market Value shall be conclusive for purposes of this Plan.

(u) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v) "Independent" when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading or otherwise quoted on the over-the-counter market, by the rules of the NASDAQ Stock Market.

(w) "Listing Market" means the over-the-counter market or any other national securities exchange on which any securities of the Company are listed for trading.

(x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(y) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(z) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

(aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) "Performance Award" means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(dd) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee) "Performance Share" means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) "Performance Unit" means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) "Prior Plan" means the 2014 Stock Ownership Plan of Safari Resource Group, Inc., as amended. (hh) "Related Entity" means any Parent or Subsidiary.

(ii) "Restricted Stock" means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, m installments or otherwise, as the Committee may deem appropriate.

(jj) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

(kk) "Restricted Stock Unit" means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(ll) "Restricted Stock Unit Award" means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(mm) "Restriction Period" shall have the meaning ascribed to such term in Section 6(d) hereof.

(nn) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(oo) "Securities Act" means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(pp) "Shares" means the shares of common stock of the Company, par value $0.00001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

(rr) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ss) "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3.Administration.

(a) Administration of the Plan. The Plan shall be administered by the Committee. Any action of the Committee shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The Committee may issue rules and regulations for administration of the Plan.

(b) Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) Independent; (ii) a non-employee director within the meaning of Rule 16b-3 under the Exchange Act; and (iii) an outside director pursuant to Section l 62(m) of the Code. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule l 6b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(d) Dodd-Frank Clawback. The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with Section 1OD of the Exchange Act and any rules promulgated thereunder, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement to include, language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules.

(e) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 525,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 525,000 shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the Effective Date.

(d) No Further Awards under Prior Plan. In light of the adoption of this Plan, no further awards shall be made under the Prior Plan after the Effective Date.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons as of the date of adoption of this Plan by the Board. Subject to adjustment as provided in Section l0(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (a) Options or Stock Appreciation Rights with respect to more than such number of Shares as may be determined from time to time by the Committee, or (b)

Restricted Stock, Restricted Stock Units, Performance Shares, and/or Other Stock-Based Awards with respect to more than such number of Shares as may be determined from time to time by the Committee.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section l0(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant's Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee; provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section lO(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company's stockholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Committee, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a "Tandem Stock Appreciation Right"), or without regard to any Option (a "Freestanding Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, fonn of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the "Restriction Period"). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a

Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section lO(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant's Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred, or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be longer than 5 years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis, in each case in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock

Units), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price "discounted" by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section l0(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant, whether or not such Participant is subject to Section 16 of the Exchange Act, shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule l 6b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i)The Award Agreement for any Award that the Committee reasonably determines to constitute a "nonqualified deferred compensation plan" under Section 409A of the Code (a "Section 409A Plan"), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (1) the Participant's "separation from service", (2) the date the Participant becomes "disabled", (3) the Participant's death, (4) a "specified time (or pursuant to a fixed schedule)" specified in the Award Agreement at the date of the deferral of such compensation, (5) a "change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets" of the Company, or (6) the occurrence of an "unforeseeble emergency";

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is a "specified employee", a distribution on account ofa "separation from service" may not be made before the date which is six months after the date of the Participant's "separation from service" (or, if earlier, the date of the Participant's death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest, or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees. Unless otherwise determined by the Committee, the provisions of this Section 8 shall be applicable to any Award granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares, or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section l 62(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) net new members of the Company; (17) member retention and satisfaction; (18) strategic plan development and implementation, including turnaround plans; and/or (19) and/or the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the perfonnance goals are set, the Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, on account of (i) restructurings, discontinued operations, extraordinary items, (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, or (ii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a Performance Period no longer than 5 years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

9. Change in Control. The Committee may, in its discretion, provide for vesting acceleration in connection with a Change in Control in any individual Award Agreement. Unless otherwise specified in an Award Agreement, a "Change in Control" shall mean:

(a) Subsequent to the date of approval by stockholders of the Company (the "Stockholder Approval Date"), the acquisition by any Person (within the meaning of Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and including a "group" as defined in Section 13(d) thereof) ofBeneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the value of the then outstanding equity securities of the Company (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 9, the following acquisitions shall not constitute or result in a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or

(b) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Stockholder Approval Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Stockholder Approval Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of (i) a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving (A) the Company or (B) any of its Subsidiaries, but in the case of this clause (B) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (i) being hereinafter referred to as a "Business Reorganization"), or (ii) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an "Asset Sale"), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Entity") in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. Each Participant who receives an Award shall comply with any insider trading policy adopted by the Company from time to time covering transactions in the Company's securities by Employees, officers and/or Directors of the Company.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than (i) by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, or (ii) to a "family member" (as defined in Rule 70l(c)(3) under the Securities Act) through gifts or domestic relations orders if permitted by the Committee. Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, or if such Award or right is transferred in accordance with this Section IO(b), by the transferee of such Award or right in accordance with the terms of such Award. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Incentive Stock Options (and Stock Appreciation Rights in tandem therewith) shall be transferable only to the extent provided in Section I0(b)(i).

(c) Adjustments.

(i)Adjustments to Awards. Other than as provided in subsection (ii) below, in the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee may, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of(A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation, or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award immediately prior to applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash, or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to require the Participant to make cash payments to the Company in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee. Each Participant shall be solely responsible for all of the tax consequences to the Participant of any Award issued under the Plan, including any consequences arising under Section 409A of the Code. The Company provides no guaranty or assurance concerning the tax consequences to the Participants of any Award issued under the Plan.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise provided in this Plan or in any Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company's business, financial condition, results of operation, or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers, or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company's officers, directors, representatives, or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards, or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(I) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to and conditioned upon, approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Exhibit B to the Proxy Statement of BNB Standard Corporation

BNB STANDARD CORPORATION
2026 EQUITY INCENTIVE PLAN

1.Purpose. The purpose of this BNB Standard Corporation 2026 Equity Incentive Plan (the “Plan”) is to assist BNB Standard Corporation (formerly CEA Industries Inc.), a Nevada corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.
2.Definitions. For purposes of the Plan, the terms set forth on Appendix A shall be defined as set forth in Appendix A, in addition to such terms defined in Section 1 hereof.
3.Administration.
a.Administration of the Plan. The Plan shall be administered by the Committee. Any action of the Committee shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The Committee may issue rules and regulations for administration of the Plan.
b.Composition of Committee. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are Independent. The Board may designate one or more directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee. The Committee may delegate to officers, managers or other employees of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. The Committee may appoint agents to assist it in administering the Plan.
c.Authority of the Committee. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.
d.Clawback. The Committee shall have full authority to implement any policies and procedures that it determines to be necessary or appropriate to comply with Section 10D of the Exchange Act and any rules promulgated thereunder or any clawback policies adopted by the Company providing for recoupment of compensation including without limitation, time-vesting and performance-vesting Awards, including without limitation, including in any Award Agreement, or amending any outstanding Award Agreement to include, language for the clawback (recapture) by the Company of any benefits under the Award Agreement that the Committee deems necessary or appropriate to comply with that statutory provision and those rules or its clawback policies.
e.Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants, or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
f.Delegation to Chief Executive Officer. Without limitation on any other provision of the Plan and to the extent permitted by applicable law, the Committee may delegate to the Chief Executive Officer the authority to grant Awards to Employees and Consultants who are not Directors or officers subject to Section 16 of the Exchange Act. Any such delegation shall be made by resolution of the Committee specifying the maximum number of Shares that may be subject to Awards granted under the delegation, the maximum number of Shares that may be subject to Awards granted to any one individual, the form or forms of Award agreement to be used, and any other terms and limitations the Committee determines. An officer to whom authority is delegated may not grant an Award to himself or herself and shall report to the Committee on Awards granted under the delegation at such times as the Committee requires. The exercise price of any Option or SAR granted under a delegation shall be no less than the Fair Market Value of a Share on the grant date.
4.Shares Subject to Plan.
a.Limitation on Overall Number of Shares Available for Delivery under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 3,801,989. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.
b.Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.
c.Availability of Shares Not Delivered under Awards and Adjustments to Limits.
i.If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award that could have been settled with Shares is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan.
ii.In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan. However, notwithstanding anything to the contrary in the Plan, the following Shares shall not be available for future issuance pursuant to the Plan: (i) Shares tendered by a Participant or withheld by the Company or any Related Entity in payment of the exercise price of an Option; (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iii) Shares tendered by a Participant or withheld by the Company or any Related Entity to satisfy any tax withholding obligation with respect to any Award. Notwithstanding the provisions of this Section 4(c), no Shares may again be optioned, granted or awarded pursuant to an Incentive

Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.
iii.Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
iv.Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 3,801,989 shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the Effective Date.

5.Eligibility. Awards may be granted under the Plan only to Eligible Persons.
6.Specific Terms of Awards.
a.General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.
b.Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:
i.Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee; provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.
ii.Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Committee, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including, without limitation, the withholding of Shares otherwise deliverable pursuant to the Award), other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.
iii.Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:
A.the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and
B. the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.
c.Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:
i.Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.
ii.Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.
iii.Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.
d.Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:
i.Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 9(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.
ii.Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.
iii.Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

iv.Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.
e.Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:
i.Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.
ii.Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.
iii.Dividend Equivalents. Participants may, if the Board of Directors so determines, be credited with dividends or Dividend Equivalents with respect to shares of Common Stock underlying an Award, in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate and may, in its sole discretion, determine the form of payment of dividends or Dividend Equivalents, including cash, shares of Common Stock or a combination thereof. Notwithstanding the foregoing or anything in the Plan to the contrary, any dividends or Dividend Equivalents shall be paid only to the extent the underlying award becomes vested or payable.
f.Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, unless otherwise determined by the Committee, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.
g.Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be subject to such terms and conditions including restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing or anything in the Plan to the contrary, any Dividend Equivalents in connection with another Award shall be paid only to the extent such underlying Award becomes vested or payable.
h.Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.
i.Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.
7.Certain Provisions Applicable to Awards.
a.Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation is intended to be made in a manner intended to comply with Section 409A of the Code.
b.Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).
c.Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 9(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, is intended to be done in a manner exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.
d.Section 16(b) Liability. Unless the Committee determines otherwise, it is generally the intent of the Company that the grant of any Awards to or other transaction by a Participant subject to Section 16 of the Exchange Act, shall be exempt from Section 16 pursuant to an applicable exemption. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any transaction when the Committee intends Rule 16b-3 to apply, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
e.Code Section 409A.
i.The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, is intended to be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.
ii.If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:
A.Payments under the Section 409A Plan may be made only upon (1) the Participant’s “separation from service”, (2) the date the Participant becomes “disabled”, (3) the Participant’s death, (4) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (5) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (6) the occurrence of an “unforeseeble emergency”;

B. The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;
C. Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and
D. In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).
For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.
iii.Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest, or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.
8.Change in Control. Subject to Section 9(c)(iv), the Committee may, in its discretion, provide for vesting acceleration in connection with a Change in Control in any individual Award Agreement. Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean:

a.Subsequent to the date of approval by stockholders of the Company (the “Stockholder Approval Date”), the acquisition by any Person (within the meaning of Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and including a “group” as defined in Section 13(d) thereof) of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (i) the value of the then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8, the following acquisitions shall not constitute or result in a Change in Control: (A) any acquisition directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (E) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) below; or
b.During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Stockholder Approval Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Stockholder Approval Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

c.Consummation of (i) a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving (A) the Company or (B) any of its Subsidiaries, but in the case of this clause (B) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (i) being hereinafter referred to as a “Business Reorganization”), or (ii) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale, and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or
d.Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
9.General Provisions.
a.Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. Each Participant who receives an Award shall comply with any insider trading policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.
b.Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than (i) by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, or (ii) to a “family member” (as defined in the instructions to Securities Exchange Commission Form S-8) through gifts or domestic relations orders if permitted by the Committee. Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, or if such Award or right is transferred in accordance with this Section 9(b), by the transferee of such Award or right in accordance with the terms of such Award. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Incentive Stock Options (and Stock Appreciation Rights in tandem therewith) shall be transferable only to the extent provided in Section 9(b)(i).
c.Adjustments.
i.Adjustments to Awards. Other than as provided in subsection (ii) below, in the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee may, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (C) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (D) any other aspect of any Award that the Committee determines to be appropriate.
ii.Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation, or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award immediately prior to applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash, or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.
iii.Other Adjustments. The Committee and the Board are authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.
iv.Double-Trigger Vesting. Notwithstanding Section 8 and Section 9(c)(ii), in the event of a Change in Control: (A) to the extent an outstanding Award is continued by the Company or assumed or substituted for by the surviving entity or its parent or subsidiary, the Change in Control shall not by itself accelerate the vesting, exercisability or settlement of the Award, and the Award shall vest in full only if, within twenty-four (24) months following the Change in Control, the Participant’s Continuous Service is terminated by the Company, a Related Entity or the successor other than for Cause, or by the Participant for good reason as defined in the Participant’s Award Agreement or employment agreement, if any; (B) each outstanding Performance Award shall, as of the Change in Control, be deemed earned at the greater of (1) actual performance measured as of the date of the Change in Control, as determined by the Committee, and (2) target performance prorated based on the portion of the Performance Period elapsed through the date of the Change in Control, or at such other level of performance as is provided in the Participant’s Award Agreement or in an employment agreement approved by the Committee, and the Award as so earned shall thereafter vest based solely on Continuous Service through the end of the original Performance Period, subject to clause (A) or (C), as applicable; and (C) to the extent an outstanding Award is not continued, assumed or substituted for, the Award (in the case of a Performance Award, as earned under clause (B)) shall vest in full immediately before, and contingent on, the consummation of the Change in Control.

d.Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to require the Participant to make cash payments to the Company in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. Each Participant shall be solely responsible for all of the tax consequences to the Participant of any Award issued under the Plan, including any consequences arising under Section 409A of the Code. The Company provides no guaranty or assurance concerning the tax consequences to the Participants of any Award issued under the Plan.
e.Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise provided in this Plan or in any Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.
f.Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s business, financial condition, results of operation, or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives, or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.
g.Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.
h.Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.
i.Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
j.Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Nevada without giving effect to principles of conflict of laws, and applicable federal law.
k.Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.
l.Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to and conditioned upon, approval by stockholders of the

Company eligible to vote in the election of directors, by a vote sufficient to meet the applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan; provided, however, that if such approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, by a vote sufficient to meet the requirements of Section 422 of the Code, no Incentive Stock Options may be granted under the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

APPENDIX
For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 of the Plan
a.“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.
b.“Award Agreement” means any written (including electronic) agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.
c.“Beneficiary” means to the extent permitted by the Committee, the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.
d.“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
e.“Board” means the Company’s Board of Directors.
f.“Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) an act or acts of personal dishonesty, fraud, or embezzlement by the Participant, (ii) violation by the Participant of the Participant’s obligations under the Award Agreement, any proprietary rights and restrictive covenant agreement with the Company or a Related Entity, or any employment, consulting, or other similar agreement with the Company or a Related Entity, if any, which are demonstrably willful and deliberate on the Participant’s part and which are not remedied in a reasonable period of time after receipt of written notice from the Company, (iii) any willful or deliberate refusal to follow the requests or instructions of the Company’s Chief Executive Officer or of the Board, or (iv) the conviction of the Participant for any criminal act which is a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.
g.“Change in Control” means a Change in Control as defined in Section 8 hereof.
h.“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
i.“Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board. If the Board does not designate the Committee, references herein to the “Committee” shall refer to the Board.
j.“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
k.“Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant, or other service provider. Unless otherwise provided by the Committee, Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant, or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant, or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
l.“Director” means a non-Employee member of the Board or the board of directors of any Related Entity.
m.“Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
n.“Effective Date” means the date this Plan is first adopted by the Board.
o.“Eligible Person” means each officer, Director, Employee, Consultant, and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.
p.“Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
q.“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
r.“Fair Market Value” means the fair market value of Shares, Awards, or other property as determined in good faith by the Committee, or under procedures established by the Committee, and where applicable in accordance with the requirements of the Code. Unless the Committee determines otherwise, if the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the last reported sale price for Common Stock or, in case no such reported sale takes place on such date, the average of the closing bid and asked prices for the Common Stock for such date, in either case on the principal securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the arithmetic mean of the high and low prices, as quoted on the over-the-counter market or any comparable system, for the date in question, or, if the Common Stock is listed on a national stock exchange, the officially quoted closing price on such exchange on the date in question. If applicable, the Committee’s determination of Fair Market Value shall be conclusive for purposes of this Plan.
s.“Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
t.“Independent” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading or otherwise quoted on the over-the-counter market, by the rules of the NASDAQ Stock Market.
u.“Listing Market” means The Nasdaq Stock Market LLC or any other national securities exchange on which any securities of the Company are listed for trading.

v.“Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

w.“Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.
x.“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.
y.“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
z.“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.
aa.“Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).
bb. “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
cc.“Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
dd. “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
ee. “Related Entity” means any Parent or Subsidiary.
ff. “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
gg. “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.
hh. “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.
ii. “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.
jj. “Restriction Period” shall have the meaning ascribed to such term in Section 6(d) hereof.
kk. “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
ll. “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
mm. “Shares” means the shares of common stock of the Company, par value $0.00001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.
nn. “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

oo. “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
pp. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

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T04474-S51090

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BNB STANDARD CORPORATION

	For	Against	Abstain
1. Approval of the CEA Industries Inc. 2025 Equity Incentive Plan.	☐	☐	☐

The Board of Directors, as currently constituted, recommends you vote FOR Proposal 2.

	For	Against	Abstain
2. Approval of the BNB Standard Corporation 2026 Equity Incentive Plan.	☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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T04475-S51090

BNB STANDARD CORPORATION
SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 4, 2026 12:00 P.M. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) William B. Miller and Margaret N. Rosenfeld, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BNB STANDARD CORPORATION that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 p.m. Eastern Time, on December 4, 2026, virtually at www.virtualshareholdermeeting.com/BNC2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR each of Proposal 1 and Proposal 2.

Continued and to be signed on reverse side